UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) August 30, 2004
                                                 -------------

                            Nofire Technologies, Inc
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-19945                22-3218682
          --------                       ---------               ----------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


             21 Industrial Ave, Upper Saddle River, New Jersey 07458
             -------------------------------------------------------
               (Address of principal executive offices; zip code)


Registrant's telephone number, including area code (201) 818-1616
                                                   --------------

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

(a)
(i)On August 30, 2004, the company entered into a conversion of Debt Agreement (the agreement) whereby certain officers, directors and creditors have agreed to convert certain short-term debt into convertible bonds, which allow a conversion into common stock at $0.14 per share.

In addition these individuals have the right to purchase warrants at an amount equal to 3 times the conversion amount.

(ii) The following is a list of individuals

                         Converted
                            Debt           Stock          Warrants*
                         ---------       ----------       ----------
Sam Oolie                  539,000        3,850,000       11,550,000
Sam Gottfried              498,000        3,557,142       10,671,426
Alphonso Margino           275,000        1,964,285        5,892,855
Gerald Litwin              258,000        1,842,857        5,528,571
Bernard Koster              15,292          109,228          327,684
Mitchell Goldstone          25,000          178,571          535,249
                         ---------       ----------       ----------
                         1,610,292       11,502,083       34,506,249

* Not convertible within 60 days, they are subject to increases in common stock.

(iii) As of the same date previously issued warrants were cancelled in the following amounts.

Sam Oolie                2,706,985
Sam Gottfried            2,694,040
Alphonso Margino           916,840
Gerald Litwin            1,860,095
Bernard Koster             127,500
                        ----------
                         8,305,460

(iv) After these transactions have been recorded the group has a beneficial interest of 45.5% in the company. Warrants are not included in this percentage.

(v) No loans or pledges were obtained by the acquiring group.

(vi) No arrangements or understandings were obtained with respect to election of directors.


(b) no arrangements are known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nofire Technologies Inc

Date: August 31, 2004                   By: /s/ Samuel Gottfreid
                                            -----------------------
                                            Samuel Gottfreid
                                            Chief Executive Officer

                                        By: /s/ Sam Oolie
Date: August 31, 2004                       -----------------------
                                            Sam Oolie
                                            Chief Financial Officer